THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE DEBENTURES AND WARRANTS ISSUABLE UPON CONVERSION OF SUCH SECURITY, OR THE UNDERLYING COMMON SHARES, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED PURSUANT TO THE INDENTURE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY DEBENTURES AND WARRANTS ISSUABLE UPON CONVERSION OF SUCH SECURITY, OR THE UNDERLYING COMMON SHARES, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS SPECIAL NOTE CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE 1933 ACT. THE SECURITIES TO BE ISSUED UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS SPECIAL NOTE CERTIFICATE WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE 1933 ACT. NEITHER ANY SECURITIES REPRESENTED BY THIS SPECIAL NOTE CERTIFICATE NOR ANY SECURITIES ISSUED UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS SPECIAL NOTE CERTIFICATE MAY BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE 1933 ACT, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 5, 2005.

                             APOLLO GOLD CORPORATION

             (Continued under the Business Corporations Act (Yukon))

                                  SPECIAL NOTE
                                   TO ACQUIRE

                 SERIES 2004 - B SECURED CONVERTIBLE DEBENTURES
                                       AND
                                    WARRANTS

Certificate Number: 2004-SN-o                           Principal Amount: US$ o

THIS IS TO CERTIFY THAT, for value received, [INSERT REGISTRATION INFORMATION] (the "HOLDER") is the registered holder of [US$ 0O ] principal amount special note (the "SPECIAL NOTE") of Apollo Gold Corporation (the "CORPORATION"). Each US$1,000 principal amount of the Special Note is convertible, at the holder's option at anytime prior to the Expiry Time, into US$1,000 principal amount of 12% Series 2004-B secured convertible debenture of the Corporation having a term of three years from the date of issue (the "SERIES B DEBENTURE") issuable pursuant to the terms of a debenture indenture (the "TRUST INDENTURE") dated the date hereof between the Corporation and The Canada Trust Company (the "INDENTURE Trustee") and 600 common share purchase warrants (the "WARRANTS"), subject to the adjustments and limitations referred to herein. The principal amount of a Series B Debenture will be convertible, at the holder's option, during its term into common shares of the Corporation (a "COMMON SHARE") at US$0.75 per share in accordance with the terms of the Trust Indenture. Each Warrant entitles the holder thereof to acquire one fully paid and non-assessable common share in the capital of the Corporation (a "WARRANT SHARE") at any time commencing on the issuance thereof and continuing up to 5:00 p.m. (Toronto time) on the third anniversary date of issue on payment of $0.80 per Warrant Share subject to adjustment (the "EXERCISE PRICE").

Special Notes

The Series B Debentures and Warrants issuable upon the conversion or deemed conversion of the Special Note are hereafter collectively referred to as the "UNDERLYING SECURITIES".

The underlying Common Shares are subject to a Registration Rights Agreement between the Corporation and the initial holders of the Special Notes, dated November 4, 2004.

Surrender of this Special Note Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Corporation's counsel at the office specified above.

REFERENCE IS MADE TO SCHEDULE "A" ANNEXED HERETO (WHICH SCHEDULE IS INCORPORATED BY REFERENCE HEREIN AND IS DEEMED TO BE A PART HEREOF) FOR PARTICULARS OF THE RIGHTS OF THE HOLDERS OF THE SPECIAL NOTES OF THE CORPORATION EVIDENCED HEREBY AND OF THE TERMS AND CONDITIONS UPON WHICH THE SPECIAL NOTES ARE ISSUED AND HELD, TO ALL OF WHICH THE HOLDER, BY ACCEPTANCE HEREOF, ASSENTS.

The Holder may convert the Special Note at any time until the Time of Expiry by completing the election to convert form attached as Exhibit "1" to this certificate. The term "TIME OF EXPIRY" shall mean 5:00 p.m. (Toronto time) on the date (the "EXPIRY DATE") that is the earlier of:

      (i) the fifth (5th) Business Day (as hereinafter defined) after the issuance of the Receipt (as hereinafter defined) in respect of a (final) prospectus qualifying, among other things, the issuance of the Series B Debentures and Warrants issuable on the conversion or deemed conversion of the Special Notes (the "PROSPECTUS") by the Ontario Securities Commission (the "COMMISSION") and any other securities regulatory authority in each of the jurisdictions in Canada in which purchasers of Special Notes and Special Warrants (as defined in the in the agency agreement among, inter alia, the Holder and the Corporation dated as of November 4, 2004) reside; and

      (ii)  November 4, 2005.

Any principal amount outstanding under the Special Note on the Expiry Date will be automatically converted by the Corporation on behalf of the Holder without any action on the part of the Holder immediately prior to the Time of Expiry. The Corporation will by the fifth Business Day following the day on which the Expiry Time occurs give such notice to the Holders of Special Notes of such deemed conversion along with the certificates representing the Underlying Securities issued on the conversion or deemed conversion of the Special Notes.

The certificate representing the Series B Debenture shall be in the form prescribed in the Trust Indenture. The certificate representing the Warrants shall be in the form attached as Exhibit "3" hereto.

The term "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday or a legal holiday in the City of Toronto, Ontario or Denver, Colorado. The term "RECEIPT" means, in respect of a securities commission of the Province of Ontario, the decision document, receipt or similar notice or document in respect of the Prospectus issued by the Commission.

If the Corporation has not obtained the Receipt for the Prospectus on or before December 20, 2004 (the "QUALIFICATION DEADLINE"), each US$1,000 principal amount of Special Note will thereafter entitle the Holder thereof to acquire upon the conversion thereof and for no additional consideration, US$1,000 principal amount Series B Debenture and 660 Warrants (in lieu of US$1,000 principal amount Series B Debenture and 600 Warrants).

On and after the date of any conversion or deemed conversion of the Special Note evidenced by this Special Note Certificate, the Holder will have no rights hereunder except to receive within five Business Days of such conversion or deemed conversion certificates representing the Underlying Securities thereby issued to the Holder.

The Corporation will not be obligated to issue any fraction of a Warrant on the conversion or deemed conversion of the Special Note and no compensation will be paid by the Corporation for the Holder for any fraction of a Warrant.

Nothing contained in this Special Note Certificate shall be constructed as conferring upon the Holder any right or interest whatsoever as a Holder of Common Shares or any other right or interest except as herein provided.

Time will be of the essence hereof.

This Special Note Certificate shall be governed and construed in accordance with the laws of the Province of Ontario.

IN WITNESS WHEREOF Apollo Gold Corporation has caused this Special Note Certificate to be signed by a duly authorized signing officer as of November 4, 2004.

                                       APOLLO GOLD CORPORATION

                                       By:
                                          --------------------------------------
                                          Melvyn Williams
                                          Senior Vice President
                                          Finance and Corporate Development

                                  SCHEDULE "A"
                           TO SPECIAL NOTE CERTIFICATE

                      TERMS AND CONDITIONS OF SPECIAL NOTE

                                   ARTICLE 1
                                 INTERPRETATION

1.1   DEFINITIONS

      In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

"ADJUSTMENT PERIOD" has the meaning ascribed to the term in section 4.7;

"AFFILIATE" shall have the meaning ascribed to such term in the Securities Act (Ontario);

"BUSINESS DAY" means any day that is not a Saturday, Sunday or any other day on which the principal chartered banks located in the city of Toronto, Ontario, or Denver, Colorado are not open for business;

"CLOSING DATE" means the date on which this Special Note Certificate is issued to the Holder;

"COMMISSION" means the Ontario Securities Commission;

"COMMON SHARES" means the common shares in the capital of the Corporation;

"CORPORATION" means Apollo Gold Corporation and includes any successor corporation to or of the Corporation;

"CORPORATION'S AUDITORS" means the auditors to be duly appointed by the directors as auditors of the Corporation;

"COUNSEL" means Fogler, Rubinoff LLP;

"CONVERSION DATE" means, with respect to the Special Note converted by the Holder thereof pursuant to subsection 4.1(1), the day on which the Special Note Certificate evidencing such Special Note is surrendered to the Corporation in accordance with the provisions of section 4.1;

"DEEMED CONVERSION DATE" means, with respect to the deemed conversion of the Special Notes pursuant to subsection 4.2(1), the date on which the Special Notes are so deemed to have been converted as provided in such subsection;

"DIRECTOR" means a director of the Corporation for the time being, and reference without more to action by the directors means action by the directors of the Corporation as a board or, to the extent empowered, by a committee of the board, in each case by resolution duly passed;

"EXERCISE PRICE" shall have the meaning ascribed to such term on the first page hereof;

"EXPIRY TIME" shall have the meaning ascribed to such term on the first page hereof;

"INDENTURE TRUSTEE" means The Canada Trust Company, and its successors and permitted assigns;

"PERSON" means an individual, corporation, firm, sole proprietorship, syndicate, joint venture trust, partnership, trustee or unincorporated organization, and words importing persons have a similar extended meaning;

"PROSPECTUS" means the final prospectus qualifying the distribution of the Series B Debentures and Warrants in the Province of Ontario and such other jurisdictions where the Special Notes are lawfully sold;

"QUALIFICATION DEADLINE" means December 20, 2004;

"RECEIPT" means the receipt for the Prospectus to be issued by the Commissions;

"SERIES B DEBENTURE" means the 12% Series 2004 - B secured convertible debentures of the Corporation issuable pursuant and subject to the Trust Indenture;

"SPECIAL NOTE CERTIFICATE" means the certificate evidencing one or more Special Notes to which these Terms and Conditions are attached;

"SPECIAL NOTEHOLDERS" or "HOLDERS" means the persons for the time being entered in a register of holders described in section 3.1 as holders of Special Notes;

"SPECIAL NOTES" means the Special Notes issued by the Corporation, each US$1,000 principal amount of Special Notes convertible into US$1,000 principal amount of Series B Debenture and 600 Warrants, subject to adjustment as provided herein, created and authorized for issuance hereunder and evidenced by this Special Note Certificate issued and certified in accordance with the provisions hereof and that have not for the time being expired or been converted or deemed to have been converted;

"THESE TERMS AND CONDITIONS", "HERETO", "HEREUNDER", "HEREOF", "HEREIN", "HEREBY" and similar expressions mean or refer to these Terms and Conditions and any indenture, deed or instrument supplemental or ancillary hereto, and the expressions "ARTICLE", "SECTION", "SUBSECTION" and "PARAGRAPH" followed by a number mean the specified Article, section, subsection or paragraph of these Terms and Conditions;

"TRUST INDENTURE" means the trust indenture dated as of the date hereof between the Corporation and the Indenture Trustee in respect of the creation and issuance of up to US$12,500,000 principal amount of Series B Debentures;

"UNDERLYING SECURITIES" means the Series B Debentures and the Warrants issuable upon the conversion or deemed conversion of the Special Notes;

"U.S. SECURITIES ACT" United States Securities Act of 1933, as amended;

"WARRANTS" means the common share purchase warrants of the Corporation issuable upon the conversion or deemed conversion of the Special Notes, with each warrant exercisable at a price of US$0.80 for a three year period from the date of issue; and

"WRITTEN ORDER OF THE CORPORATION", "WRITTEN REQUEST OF THE CORPORATION", "WRITTEN CONSENT OF THE CORPORATION", "WRITTEN DIRECTION OF THE CORPORATION" and "CERTIFICATE OF THE CORPORATION" mean, respectively, a written order, request, consent, direction and certificate signed in the name of the Corporation by any director or officer of the Corporation or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed.

1.2   WORDS IMPORTING THE SINGULAR

      Words importing the singular include the plural and vice versa and words importing a particular gender include all genders.

1.3   INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

      The division of these Terms and Conditions into Articles, sections, subsections, paragraphs, subparagraphs, clauses and subclauses and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of these Terms and Conditions.

1.4   DAY NOT A BUSINESS DAY

      If the day on or before which any action that would otherwise be required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

1.5   TIME OF THE ESSENCE

      Time will be of the essence in all respects in these Terms and Conditions and the Special Note Certificate.

1.6   CURRENCY

      Except as otherwise stated, all dollar amounts herein are expressed in United States dollars.

1.7   APPLICABLE LAW

      These Terms and Conditions and the Special Note Certificate will be construed and enforced in accordance with the laws prevailing in Ontario and will be treated in all respects as Ontario contracts.

                                    ARTICLE 2
                                THE SPECIAL NOTES

2.1   CREATION AND ISSUE OF SPECIAL NOTE

      The Special Note set forth on the attached certificate, each $1,000 principal amount of Special Notes convertible, without payment of any additional consideration, into $1,000 principal amount of Series B Debenture and 600 Warrants (subject to adjustment as provided herein) on the terms and subject to the conditions herein provided, is hereby created and authorized for issuance at a price of $1,000 for each $1,000 principal amount of Special Note, paid for in cash.

2.2   TERMS OF SPECIAL NOTES

      (1) Subject to subsection 2.2(2) hereof, each $1,000 principal amount of Special Notes issued hereunder, will entitle the Holder thereof, upon the conversion or deemed conversion thereof in accordance with the provisions of Article 4, and without payment of any additional consideration, to be issued $1,000 principal amount Series B Debenture and 600 Warrants.

      (2) If the Corporation has not obtained the Receipt for the Prospectus on or before the Qualification Deadline, each US$1,000 principal amount of Special Note will thereafter entitle the Holder thereof to acquire upon the conversion thereof and for no additional consideration, US$1,000 principal amount Series B Debenture and 660 Warrants (in lieu of US$1,000 principal amount Series B Debenture and 600 Warrants).

2.3   ISSUE IN SUBSTITUTION FOR LOST CERTIFICATES, ETC.

      (1) If any Special Note Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law and to subsection (2), will issue and deliver, a new Special Note Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated certificate or in lieu of and in substitution for such lost, destroyed or stolen certificate.

      (2) The applicant for the issue of a new Special Note Certificate pursuant to this section will bear the reasonable cost of the issue thereof and in case of loss, destruction or theft will, as a condition precedent to the issue thereof:

            (a) furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Special Note Certificate to be replaced as is satisfactory to the Corporation in its discretion;

            (b) if so required, furnish an indemnity in amount and form satisfactory to the Corporation in its discretion; and

            (c) pay the reasonable charges of the Corporation in connection therewith.

2.4   CANCELLATION OF SURRENDERED SPECIAL NOTES

      All Special Note Certificates surrendered to the Corporation pursuant to sections 2.3 or 4.1 will be cancelled by the Corporation.

2.5   SPECIAL NOTEHOLDER NOT A SHAREHOLDER

      Nothing in these Terms and Conditions or in the holding of the Special Note evidenced by a Special Note Certificate, or otherwise, will be construed as conferring on any Special Noteholder any right or interest whatsoever as a shareholder of the Corporation, including but not limited to any right to vote at, to receive notice of, or to attend any meeting of shareholders or any other proceeding of the Corporation or any right to receive any dividend or other distribution.

                                   ARTICLE 3
                   REGISTRATION AND OWNERSHIP OF SPECIAL NOTES

3.1   REGISTRATION OF SPECIAL NOTES

      (1) The Corporation will cause to be kept at the offices of its counsel, a register of Holders in which shall be entered the names and addresses of the Holders of Special Notes and particulars of the Special Notes held by them.

      (2) The register referred to in subsection 3.1(1), will at all reasonable times be open for inspection by any Special Noteholder. The Corporation will from time to time when requested to do so in writing by any Special Noteholder (upon payment of the Corporation's reasonable charges), furnish such Special Noteholder with a list of the names and addresses of Holders of Special Notes entered on such register and showing the number of Special Notes held by each such Holder.

3.2   TRANSFERABILITY OF SPECIAL NOTE

      (1) The Special Note evidenced by this Special Note Certificate may only be transferred in accordance with applicable laws.

      (2) The Special Note will be subject to certain resale restrictions imposed under applicable securities laws and the rules of regulatory bodies having jurisdiction including, without limiting the generality of the foregoing, the requirement that the Special Note issuable not be traded for a period of four months from the Closing Date as required under the applicable securities laws of Canada, and the applicable restriction period under the U.S. Securities Act, except as permitted by applicable securities laws in the United States.

      (3) The Special Note is a "restricted security" as defined under Rule 144 under the U.S. Securities Act and shall bear a restrictive legend to this effect until such time as the Special Note is no longer a "restricted security" under Rule 144 and is transferred pursuant to the requirements of Rule 144 or subject to an effective registration statement under the U.S. Securities Act.

3.3   OWNERSHIP OF SPECIAL NOTES

      (1) The Corporation may deem and treat the person in whose name the Special Note is registered as the absolute owner of such Special Note for all purposes, and such person will for all purposes of these Terms and Conditions be and be deemed to be the absolute owner thereof, and the Corporation will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

      (2) The registered Holder of the Special Note will be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate Holder thereof and all persons may act accordingly, and the delivery to any such registered Holder of the Underlying Securities issued on conversion or deemed conversion of such Special Note will be a good discharge to the Corporation therefor and, unless the Corporation is required by statute or by an order of a court of competent jurisdiction, the Corporation will not be bound to inquire into the title of any such registered Holder.

                                   ARTICLE 4
                           CONVERSION OF SPECIAL NOTE

4.1   CONVERSION

      (1) Subject to the limitation set forth in subsection 4.1(2) and provided that the Holder of the Special Note converts not less than all of principal amount of the Special Note evidenced by this Special Note Certificate at the same time, the Holder of the Special Note may at any time prior to the Expiry Time convert the principal amount of the Special Note into the Underlying Securities by surrendering to the Corporation at its counsel's principal office at Suite 4400, P.O. Box 95, Royal Trust Tower, Toronto-Dominion Centre, Toronto, Ontario, M5K 1G8 Canada, or to any other person at any other place designated by the Corporation in respect of which notice has been given to the Holders of the Special Notes, during normal business hours on a Business Day at such place, the Special Note Certificate evidencing such Special Note, with a duly completed and executed notice of conversion substantially in the form set out in Exhibit "1" to this Special Note Certificate.

      (2) Any Special Note Certificate with a duly completed and executed notice of conversion referred to in subsection 4.1(1) will be deemed to have been surrendered only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Corporation's counsel or one of the other persons at the office or one of the other places specified in subsection 4.1(1).

      (3) Any notice of conversion referred to in subsection 4.1(1) must be signed by the Special Noteholder, or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation, acting reasonably, and, if any Underlying Securities thereby issuable are to be issued to a person or persons other than the Special Noteholder, must specify the name or names and the address or addresses of each such person or persons and the principal amount of the Series B Debenture and the number of Warrants to be issued to each such person if more than one is so specified.

4.2   DEEMED CONVERSION

      (1) If any principal amount of the Special Note has not been converted pursuant to section 4.1 on the Expiry Date, such principal amount of the Special Note will be deemed to have been converted by the Holder thereof (without any further action on the part of such Holder or the Corporation) immediately prior to the Expiry Time. In such event, the Corporation will, within five Business Days following the Expiry Time, give notice of such deemed conversion to the Holder of such Special Note. Such notice shall specify that the Special Note is deemed to have been converted automatically in accordance with its terms and will indicate the principal amount of Series B Debenture and number of Warrants issued upon such deemed conversion of the Special Note.

      (2) The Holder of the Special Notes deemed to have been converted pursuant to subsection 4.2(1) will have no rights thereunder except to receive certificates representing the Underlying Securities thereby issued to him upon such conversion.

4.3   EFFECT OF CONVERSION OR DEEMED CONVERSION

      (1)   Upon the conversion of the Special Notes in accordance with section
            4.1 or upon the deemed conversion of the Special Notes in accordance with section 4.2 the Underlying Securities thereby issuable will be deemed to have been issued, and the person or persons to whom such Underlying Securities are to be issued will be deemed to have become the holder or holders of record thereof, on the Conversion Date or the Deemed Conversion Date, as the case may be, unless the transfer registers for the Underlying Securities are closed on that date, in which case such Underlying Securities will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record thereof on the date on which such transfer registers are reopened, but such Underlying Securities will be issued on the basis of the principal amount of Series B Debentures and number of Warrants to which such person or persons were entitled on the Conversion Date or the Deemed Conversion Date, as the case may be.

      (2) As soon as practicable and in any event not later than, in the case of the conversion of the Special Note in accordance with section 4.1, the fifth Business Day on which the transfer registers for the Underlying Securities have been open after such conversion or, in the case of the deemed conversion of the Special Note in accordance with section 4.2, within five Business Days after such deemed conversion, the Corporation will mail to the person or persons in whose name or names the Underlying Securities thereby issued have been issued, at his or their respective addresses in the register of Special Noteholders, certificates representing the Underlying Securities so issued.

      (3) If any Underlying Securities issuable pursuant to the conversion of the Special Note are to be issued to a person or persons other than the Special Noteholder, the Special Noteholder must pay to the Corporation an amount equal to all eligible transfer taxes or other government charges, and the Corporation will not be required to issue or deliver any certificates representing any Underlying Securities unless or until such amount has been so paid or the Special Noteholder has established to the satisfaction of the Corporation that such taxes and charges have been paid or that no such taxes or charges are owing.

4.4   NO FRACTIONAL WARRANTS

      The Corporation will not, whether pursuant to an adjustment in accordance with section 4.7 or under any other circumstances, be obligated to issue any fraction of a Warrant on the conversion or deemed conversion of Special Notes. No compensation will be paid by the Corporation for such fractional Warrant.

4.5   RECORDING

      The Corporation will record particulars of each Special Note converted or deemed to have been converted which will include the name and address of each person to whom Underlying Securities are thereby issued, the principal amount of Series B Debenture and number of Warrants so issued and the Conversion Date or Deemed Conversion Date in respect thereof.

4.6   SECURITIES RESTRICTIONS

      (1) No Underlying Securities will be issued on conversion or deemed conversion of the Special Note, if in the opinion of counsel to the Corporation, the issuance of such Underlying Securities would constitute a violation of the securities laws of any applicable jurisdiction or require the Corporation to qualify or register the Underlying Securities issuable on conversion or deemed conversion of the Special Note for distribution in any jurisdiction.

      (2) Without limiting the generality of Section 4.6(1), the certificates representing the Underlying Securities thereby issued will bear such legends as may, in the opinion of counsel to the Corporation, be necessary or advisable in order to avoid a violation of any securities laws of any country, province or state or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary or advisable in order to avoid a violation of any such laws, or the holder of any such legended certificate, at his expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such Underlying Securities in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legends.

4.7   LEGENDS

      (1) The holder, if resident in Canada, acknowledges that the appropriate legend as follows will be placed upon certificates representing any Underlying Securities issued upon the exercise of the Special Note represented by this certificate until the earlier of (1) the Receipt being issued by the securities regulatory authority in the holder's jurisdiction of residence; and (2) the applicable restricted period under the Multilateral Instrument 45-102 "Resale of Securities" has expired, may be endorsed with the following legends to that effect.

                  "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 5, 2005."

      (2) The holder understands that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Underlying Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES
                  ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS, EXCEPT AS PERMITTED BY THE SECURITIES ACT."

            provided, that if any of the Underlying Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation's transfer agent of an opinion of counsel satisfactory to the Corporation to the effect that such Underlying Securities are not "restricted securities" as defined in Rule 144 under the U.S. Securities Act and the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

      (3) The holder acknowledges that the certificates representing the Underlying Securities and all certificates issued in exchange or substitution thereof, will bear a legend in substantially the following form as long as the legend referred to in either subsection 4.7(1) or 4.7(2) remains on such certificate:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRADABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

4.8   NOTICE OF ADJUSTMENTS TO WARRANTS

      (1) Upon the occurrence of any event requiring an adjustment of the Exercise Price pursuant to the terms of the Warrants from the date hereof until the issue date of the Warrants, then and in each such case, the Corporation shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Warrants Shares or other securities subject to the unexercised Warrants resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder, there shall be transmitted promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Corporation to the effect that such firm concurs in the Corporation's calculation of the change.

      (2)   In case at any time from the date hereof until the issue date of the
            Warrants:

            (a) the Corporation shall declare any dividend upon its Common Shares payable in Common Shares or other securities of the Corporation;

            (b) the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class or other rights;

            (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation, amalgamation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

            (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

            then, in any one or more of such cases, the Corporation shall give to the Holder: (A) at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up; and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

                                    ARTICLE 5
                                    COVENANTS

5.1   GENERAL COVENANTS

      (1) The Corporation represents, warrants, covenants and agrees with the Special Noteholders that so long as any Special Note remains outstanding and may be converted:

            (a) the Corporation is duly authorized to create and issue the Special Note and that this Special Note Certificate be valid and enforceable against the Corporation;

            (b) the Corporation will at all times maintain its corporate existence, carry on and conduct its business in a proper and business-like manner and keep or cause to be kept proper books of account in accordance with generally accepted accounting practice;

            (c) the Corporation will reserve for the purpose and keep available sufficient unissued or created Series B Debentures and Warrants to enable it to satisfy its obligations on the conversion or deemed conversion of the Special Notes;

            (d) the Corporation will enter into the Trust Indenture on the date hereof with respect to the creation and issuance of the Series B Debentures;

            (e) the Corporation will cause the Warrants from time to time issued pursuant to the conversion or deemed conversion of the Special Note, and the certificates representing such Warrants, to be duly issued and delivered in accordance with the Special Notes and the terms hereof;

            (f) all Common Shares that are issued on conversion of the Warrants will be fully paid and non-assessable;

            (g) the Corporation will keep open on Business Days the registers of holders referred to in section 3.1 and will not take any action or omit to take any action which would have the effect of preventing the Special Noteholders from exercising any of the Special Notes or receiving any of the Series B Debentures and Warrants upon such conversion;

            (h) the Corporation will make all requisite filings in connection with the issuance of the Special Notes and issue of the Series B Debentures and Warrants;

            (i) the Corporation will provide the Special Noteholders with the financial statements and other continuous disclosure documents required to be delivered by it to its shareholders under applicable corporate and securities laws;

            (j) the Corporation will provide the Special Noteholders with a copy of any prospectus filed by the Corporation qualifying the distribution of the Series B Debentures and Warrants issuable upon the conversion or deemed conversion of the Special Notes; and

            (k) generally, the Corporation will well and truly perform and carry out all acts and things to be done by it as provided in these Terms and Conditions.

                                   ARTICLE 6
                                   ENFORCEMENT

6.1   SUITS BY SPECIAL NOTEHOLDERS

      All or any of the rights conferred upon any Special Noteholder by these Terms and Conditions or the Special Note Certificates may be enforced by a Special Noteholder by appropriate proceedings.

6.2   IMMUNITY OF SHAREHOLDERS, ETC.

      By the acceptance of the Special Note Certificates and as part of the consideration for the issue of the Special Notes, the Special Noteholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future shareholder or other securityholder, director, officer, employee or agent of the Corporation for the creation and issue of the Series B Debentures and Warrants pursuant to any Special Note or on any covenant, agreement, representation or warranty by the Corporation herein.

6.3   LIMITATION OF LIABILITY

      The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or shareholders of the Corporation or any of the past, present or future directors or shareholders of the Corporation or any of the past, present or future officers, employees or agents of the Corporation, but only the property of the Corporation shall be bound in respect hereof.

                                   ARTICLE 7
                             SUCCESSOR CORPORATIONS

7.1   SUCCESSOR CORPORATIONS

      In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in these Terms and Conditions to be performed by the Corporation.

                                   ARTICLE 8
                                     GENERAL

8.1   NOTICE TO THE CORPORATION

      (1) Unless herein otherwise expressly provided, a notice to be given hereunder to the Corporation will be validly given if delivered or if sent by registered letter, postage prepaid, or if sent by facsimile transmission (receipt of such transmission is confirmed in writing), to:

            Apollo Gold Corporation
            4601 DTC Boulevard
            Suite 750
            Denver, Colorado
            80237-2571

            Fax: (720) 482-0957

            with a copy to the Corporation's counsel at

            Fogler, Rubinoff LLP
            Suite 4400, P.O. Box 95
            Royal Trust Tower
            Toronto-Dominion Centre
            Toronto, Ontario, M5K 1G8
            Canada

            Fax: (416) 941-8852

            -and-

            Davis Graham & Stubbs LLP
            1550 Seventeenth Street, Suite 500
            Denver, Colorado
            80202

            Fax: (303) 893-1379

            and any such notice, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice shall be deemed to have been given and received on the first Business Day next following the day of such transmission and if mailed, shall be deemed to be given and received on the fifth Business Day following the day of the mailing of the notice.

      (2) The Corporation may from time to time notify the other in the manner provided in subsection (1) of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of the Corporation for all purposes of these Terms and Conditions.

      (3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, a notice to be given to the Corporation hereunder could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to such party at the appropriate address provided in subsection (1) by confirmed facsimile transmission.

8.2   NOTICE TO SPECIAL NOTEHOLDERS

      (1) Unless herein otherwise expressly provided, a notice to be given hereunder to Special Noteholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Special Noteholders or delivered (or so mailed to certain Special Noteholders and so delivered to the other Special Noteholders) at their respective addresses appearing on any of the registers of holders described in section 3.1, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employers, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail newspaper.

      (2) A notice so given by mail or so delivered will be deemed to have been given on the fifth business day after it has been mailed or on the day which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Special Noteholder will not invalidate any action or proceeding founded thereon.

8.3   SOLE BENEFIT OF PARTIES AND SPECIAL NOTEHOLDERS

      Nothing in these Terms and Conditions or the Special Note Certificates, expressed or implied, will give or be construed to give to any person other than the Corporation and the Special Noteholders, any legal or equitable right, remedy or claim under these Terms and Conditions or the Special Note Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the Special Noteholders.

8.4   DISCRETION OF DIRECTORS

      Any matter provided herein to be determined by the directors will be determined by the directors of the Corporation in their sole discretion, and a determination so made will be conclusive, provided that the directors acted reasonably and in good faith in the absence of any malice or prejudice.

                                       1-1


                                   EXHIBIT "1"
                           TO SPECIAL NOTE CERTIFICATE

                              NOTICE OF CONVERSION

To:   APOLLO GOLD CORPORATION (the "CORPORATION")

The undersigned holder of the Special Note evidenced by the within Special Note Certificate hereby convert all principal amount outstanding under such Special
Note into Series B Debentures and Warrants of the Corporation (or such other securities or property to which such conversion entitles him in lieu thereof or in addition thereto under the provisions of the Special Note Certificate to which this Notice is appended) that are issuable upon the conversion of such Special Note, on the terms specified in such Special Note Certificate.

The undersigned hereby acknowledges that it is aware that the Series B Debentures and Warrants received on conversion may be subject to restrictions on resale under applicable securities legislation.

The undersigned hereby irrevocably directs that the said Series B Debentures and Warrants be issued, registered and delivered as follows:

                                 Principal Amount($) of
Name(s) in Full  Address(es)     Series B Debenture        Number(s) of Warrants
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Please print full name in which certificates for Series B Debenture and Warrants are to be issued. If any securities are to be issued to a person or persons other than the holder, the holder must pay to the Corporation all exigible transfer taxes or other government charges and sign the Form of Transfer, which is attached as Exhibit "2" to the Special Note Certificate to which this Appendix is attached).

DATED this _____ day of ________________ 200__.
                                            )
                                            )
                                            )
                                            )     ------------------------------
Witness                                     )     Signature of Registered Holder
                                            )
                                                  ------------------------------
                                                  Name of Registered Holder

Note: The name of the Registered Holder on this Notice of Conversion must be the same as the name appearing on the face page of the Special Note Certificate to which this Exhibit is attached.

|_| Please check if the Series B Debentures and Warrant certificates are to be delivered at the office where this Special Note Certificate is surrendered, failing which such certificates will be mailed.

Certificates will be delivered or mailed within five Business Days after the due surrender of the Special Note Certificate to which this Exhibit is attached.

                                       3-1


                                   EXHIBIT "2"
                           TO SPECIAL NOTE CERTIFICATE

                                 ASSIGNMENT FORM

       (TO BE COMPLETED IF ANY PART OF THE SPECIAL NOTE IS TO BE ASSIGNED)

TO:   APOLLO GOLD CORPORATION
      4601 DTC Boulevard, Suite 750
      Denver, Colorado
      80237-2571

FOR VALUE RECEIVED, US$ _____ principal amount of the Special Note by this Special Note Certificate is hereby transferred to
                        --------------------------------------------------------
residing at
            --------------------------------------------------------------------

You are hereby instructed to take the necessary steps to effect this transfer.

DATED ______________ at ____________, ________________ this _____________ day
____________ of __________, __________. , .

Witness:                                    )

                                            )
                                              ----------------------------------
                                            ) Holder's Name

                                            )

                                            )
                                              ----------------------------------
                                            ) Authorized Signature

                                            )

                                            )
                                              ----------------------------------
                                            ) Title (if applicable)

Signature guaranteed:

 The signature must be guaranteed by a Canadian chartered bank or a member of a recognized stock exchange or other entity acceptable to the Corporation.

                                      3-1


                                   EXHIBIT "3"
                           TO SPECIAL NOTE CERTIFICATE

                           FORM OF WARRANT CERTIFICATE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE 1933 ACT. THE SECURITIES TO BE ISSUED UPON EXERCISE OF SUCH WARRANTS WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE 1933 ACT. NEITHER ANY WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE NOR ANY SECURITIES ISSUED UPON EXERCISE OF SUCH WARRANT MAY BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE 1933 ACT, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

[INSERT LEGEND ONLY IF REQUIRED UNDER SECTION 4.6 OF SCHEDULE "A" OF THE SPECIAL NOTE CERTIFICATE.] UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 5, 2005.

                                    WARRANTS
                          TO PURCHASE COMMON SHARES OF

                             APOLLO GOLD CORPORATION
                (Continued under the laws of the Yukon Territory)

      Void after 5:00 p.m. (Toronto time) on the ____ day of ____, 200____.

WARRANT CERTIFICATE NUMBER: W-2004-____                 NUMBER OF WARRANTS: ____

                                      3-2


THIS CERTIFIES THAT, for value received, ____, [ADDRESS] (the "HOLDER") is entitled, at any time and from time to time up to 5:00 p.m. (Toronto time) on ____ day of ____, 200____ (the "EXPIRY TIME"), one fully paid and non-assessable Common Share for each warrant (individually, a "WARRANT") represented by this certificate (the "WARRANT CERTIFICATE") at a price of US$0.80 per share (the "EXERCISE PRICE"), upon and subject to the terms and conditions herein.

The Warrants are issued pursuant to the exercise or deemed exercise of a Special Note (the "SPECIAL NOTE") issued by the Corporation to the Holder on November 4, 2004 (the "CLOSING DATE").

1. For the purpose of this Warrant, the term "COMMON SHARES" means common shares in the capital of the Corporation as constituted on the date hereof; provided that in the event of a change, subdivision, re-division, reduction, combination or consolidation thereof or any other adjustment under clause 7 hereof, or such successive changes, subdivisions, re-divisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant Certificate, "COMMON SHARES" shall thereafter mean the shares, other securities or other property resulting from such change, subdivision, re-division, reduction, combination or consolidation or other adjustment.

2. All rights under any of the Warrants in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and determine and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.

3. The right to purchase Common Shares pursuant to the Warrants may only be exercised by the Holder before the Expiry Time by:

      (a) duly completing and executing a subscription substantially in the form attached hereto, in the manner therein indicated; and

      t 6 12 (b) surrendering this Warrant Certificate and the duly completed and executed subscription form to the Corporation at the principal office of the Corporation in the City of Denver, Colorado, together with payment of the purchase price for the Common Shares subscribed for in the form of cash or a certified cheque payable to the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Common Shares subscribed for.

4. Issue of Common Shares upon Exercise.

      (a) Upon such delivery and payment as set forth in clause 3, the Corporation shall cause to be issued to the Holder the number of Common Shares to be issued and the Holder shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such shares. The Corporation shall cause such certificate or certificates to be delivered via bonded overnight courier to the Holder at the address or addresses specified in such subscription form within five (5) business days of such delivery and payment as herein provided.

      (b) The Corporation shall not be required to issue fractional Common Shares upon the exercise of the Warrants and no payment shall be made by the Corporation in lieu of issuing any fractional interest in a Common Share.

5. The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.

                                      3-3


6. The Corporation covenants and agrees that until the Expiry Time, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to clauses 7 and 8 hereof. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

7. Adjustment

      (a) If and whenever at any time after the Closing Date and prior to the Expiry Time the Corporation shall:

            (i) subdivide, re-divide or change its then outstanding Common Shares into a greater number of Common Shares,

            (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares, or

            (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution;

            (any of such events herein called a "COMMON SHARE REORGANIZATION"), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in 7(a)(i) or 7(a)(ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in 7(a)(iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.

      (b) If and whenever at any time after the Closing Date and prior to the Expiry Time, the Corporation shall distribute any class of shares or rights, options or warrants or other securities (other than those referred to in 7(a) above), evidences of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of all or substantially all of its then outstanding Common Shares, the Holder shall receive, in addition to the number of Common Shares in respect of which the right to purchase is then being exercised, the aggregate number of Common Shares or other securities or property that the Holder would have been entitled to receive as a result of such event, as if, on the record date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the rights of the Holder hereunder.

      (c) If and whenever at any time after the Closing Date and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Share Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation's undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "CAPITAL REORGANIZATION"), the Holder, where he has not exercised the right of subscription and purchase under this Warrant Certificate prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right, on such date or any time thereafter, for the same aggregate consideration in lieu of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase, the aggregate number of shares or other securities or property which the Holder would have been entitled to receive as a result of such Capital Reorganization as if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase.

                                      3-4


      (d) If and whenever at any time after the Closing Date and prior to the Expiry Time, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares entitling them, for a period expiring not more than forty-five (45) days after the record date, to subscribe for or purchase Common Shares or securities convertible, exercisable or exchangeable into Common Shares (each, a "CONVERTIBLE SECURITY") at a price per share (or having a conversion, exercise or exchange price per share) less than 95% of the Current Market Price (as defined below) on the earlier of the record date and the date on which the Corporation announces its intention to make such issuance (any such issuance being herein called a "RIGHTS OFFERING"), the Exercise Price shall be adjusted on the record date so that it shall equal the number which is the product of the Exercise Price in effect immediately prior to the record date and the fraction:

            (i) the numerator of which shall be the total number of Common Shares outstanding immediately prior to the record date plus a number of Common Shares equal to the number arrived at by multiplying the total number of additional Common Shares offered for subscription or purchase or into or for which the total number of rights, options or warrants so offered are convertible or exchangeable by the quotient obtained by dividing the purchase or subscription price for each Common Share or conversion price for each Convertible Security offered for subscription or purchase by such Current Market Price for the Common Shares, and

            (ii) the denominator of which shall be the total number of Common Shares outstanding immediately prior to such record date plus the total number of additional Common Shares offered for subscription or purchase or into or for which the total number of rights, options or warrants so offered are convertible or exchangeable.

            To the extent that any rights, options or warrants are not so issued or any of the rights, options or warrants so issued are not exercised prior to the expiration thereof, the Exercise Price will be readjusted to the Exercise Price in effect immediately prior to the record date, and the Exercise Price will be further adjusted based upon the number of additional Common Shares actually delivered upon the exercise of the rights, options or warrants, as the case may be.

                                      3-5


            For the purposes of this clause 7(d), "CURRENT MARKET PRICE", at any date, means the weighted average price per Common Share at which the Common Shares have traded: (a) on the Toronto Stock Exchange; or (b) if the Common Shares are not quoted on the Toronto Stock Exchange, on any stock exchange or over-the-counter market upon which the Common Shares are then listed or quoted for trading, during the twenty (20) consecutive trading days (on each of which at least five hundred (500) Common Shares are traded in board lots) ending the third (3rd) trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the twenty (20) consecutive trading days by the number of Common Shares sold, provided that if the Common Shares are not listed or quoted for trading on any stock exchange or market, the price shall be determined by the board of directors of the Corporation in its sole discretion, acting reasonably.

      (e) If and whenever at any time after the Closing Date and prior to the Expiry Time, any of the events set out in clause 7(a) or 7(b) shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of clause 7(a) or 7(b), then the number of Common Shares purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

      (f) If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this clause 7, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder of the Warrants hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

8. The following rules and procedures shall be applicable to the adjustments made pursuant to clause 7:

      (a) no adjustment in the Exercise Price shall be required unless a change of at least 1% of the prevailing Exercise Price would result, provided, however, that any adjustment which, except for the provisions of this clause 8(a), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

      (b) the adjustments provided for in clause 7 are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such clause;

                                      3-6


      (c) in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in clause 7(a)(iii) above, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

      (d) if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;

      (e) forthwith after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Warrants, the Corporation shall provide to the Holder a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment; and

      (f) any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustment pursuant to clause 7 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation's auditors) and shall be binding upon the Corporation and the Holder.

9. On the happening of each and every such event set out in clause 7, the applicable provisions of this Warrant, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

10. The Corporation shall not be required to deliver certificates for Common Shares issuable upon the exercise of the Warrants while the share transfer books of the Corporation are properly closed, having regard to the provisions of clauses 7 and 8 hereof, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period delivery of certificates for Common Shares may be postponed for not more than five (5) days after the date of the re-opening of said share transfer books. Provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to clause 7 hereof as a result of the completion of the event in respect of which the transfer books were closed.

11. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, director or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, directors or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants.

12. The Holder may subscribe for and purchase any lesser number of Common Shares than the number of shares expressed in this Warrant Certificate. In the case of any subscription for a lesser number of Common Shares than expressed in this Warrant Certificate, the Holder hereof shall be entitled to receive at no cost to the Holder a new Warrant Certificate in respect of the balance of Warrant not then exercised. Such new Warrant Certificate shall be delivered by bonded overnight courier to the Holder by the Corporation, contemporaneously with the delivery of the certificate or certificates representing the Common Shares issued pursuant to clause 4.

                                      3-7


13. If this Warrant Certificate is stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and sign a new Warrant Certificate of like denomination, tenor and date, and if applicable, with the same legend, as the Warrant Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.

14. The Corporation shall keep at its principal office: (a) a register of holders in which shall be entered the names and addresses of the Holder of the Warrants and of the number of Warrants held by him; and (b) a register of transfers in which shall be entered the date and other particulars of each transfer of Warrants. The registers hereinbefore referred to shall be open at all reasonable times for inspection by the Holder.

15. The transferee of a Warrant Certificate shall, after the transfer form attached to the Warrant Certificate or any other form of transfer acceptable to the Corporation, acting reasonably, is duly completed and the Warrant Certificate is lodged with the Corporation and upon compliance with all other conditions in that regard required by this Warrant, by the Toronto Stock Exchange or by law, be entitled to have his name entered on the register of holders as the owner of the Warrants represented thereby free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

16. Warrant Certificates may, upon compliance with the reasonable requirements of the Corporation, be exchanged for Warrant Certificates in any other denomination representing in the aggregate the same number of Warrants. The Corporation shall issue and sign all Warrant Certificates necessary to carry out the exchanges contemplated herein, provided:

      (i) Warrant Certificates may be exchanged only at the principal office of the Corporation in the City of Denver, Colorado;

      (ii) any Warrant Certificates tendered for exchange shall be surrendered to the Corporation and cancelled; and

      (iii) except as otherwise herein provided, the Corporation shall not charge the Holder requesting an exchange any sum for any new Warrant Certificate issued.

17. The Corporation may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

18. Legend

      (a) The Holder, if resident in Canada, acknowledges that appropriate legend as follows will be placed upon certificates representing any Common Shares issued upon the exercise of the Warrants represented by this certificate until the earlier of (1) the Receipt being issued by the Commission; and (2) the applicable restricted period under the Multilateral Instrument 45-102 "Resale of Securities" has expired, may be endorsed with the following legends to that effect.

                                      3-8


                  "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 5, 2005."

      (b) The Holder understands that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the United States Securities Act of 1933, as amended (the "U.S. SECURITIES ACT") or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES
                  ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS, EXCEPT AS PERMITTED BY THE SECURITIES ACT."

                                      3-9


            provided, that if any of the Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation's transfer agent of an opinion of counsel satisfactory to the Corporation to the effect that such Common Shares are not "restricted securities" as defined in Rule 144 under the U.S. Securities Act and the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

      (c) The Holder acknowledges that the certificates representing the Common Shares and all certificates issued in exchange or substitution thereof, will bear a legend in substantially the following form as long as the legend referred to in either subsection 18(a) or 18(b) remains on such certificate:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRADABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

19. This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent mandatorily governed by the law of another jurisdiction. Each of the Holder and the Corporation: (i) irrevocably consents to the exclusive jurisdiction and venue of the Courts of Ontario in connection with any matter or dispute based upon or arising out of this Warrant Certificate or the matters contemplated herein; (ii) agrees that process may be served upon them in any manner authorized by the laws of the Province of Ontario for such persons; and (iii) waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

20. The Warrants represented by this Warrant Certificate may not be exercised by a U.S. person or person within the United States (or on behalf of any such person) unless registered under the U.S. Securities Act or unless an exemption from such registration is available and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect or unless the Holder acquired the Warrant in the exercise or conversion of the Special Note was a U.S. person at the time of acquisition of the Special Note directly from the Corporation and each of the representations and warranties made by the undersigned in the subscription agreement between the undersigned and the Corporation, pursuant to which the undersigned acquired the Special Note, is true and correct as of the date hereof. Terms used in this clause 20 have the meanings assigned to them in Regulation S under the U.S. Securities Act.

21. The Warrants represented by this Warrant Certificate may not, unless transferred to an affiliate of the holder, be transferred or assigned in whole or in part without the prior written consent of the Corporation, such consent not to be unreasonably withheld, or without compliance with all applicable United States federal and state securities laws, all applicable securities laws in Canada and other applicable securities laws and the rules of the Toronto Stock Exchange, by the transferor and the transferee (including the delivery of investment representation letters and legal opinion reasonably satisfactory to the Corporation, if requested by the Corporation).

                                      3-10


22. Notwithstanding anything to the contrary in this Warrant Certificate, no supplement or amendment to the terms of this Warrant Certificate may be made without the prior written approval of the Toronto Stock Exchange.

23. The Holder, by acceptance hereof, agrees that the Warrants represented by this Warrant Certificate, and the Common Shares issuable upon exercise thereof, are being acquired solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of the Warrants or the Common Shares issuable upon exercise thereof except under circumstances which will not result in a violation of the U.S. Securities Act, any applicable securities laws in Canada and other applicable securities laws or the rules of the Toronto Stock Exchange.

24. All references herein to monetary amounts are references to lawful money of the United States, unless otherwise specified herein.

25. Any notice, document or other communication required or permitted by this Warrant Certificate to be given by the Holder or the Corporation shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by any form of recorded telecommunication tested prior to transmission, to such person addressed as follows:

      (a)   if to the Holder:

            to the address on the face page hereof

      (b)   if to the Corporation:

            Apollo Gold Corporation
            4601 DTC Boulevard, Suite 750
            Denver, Colorado
            80237-2571
            Attention:     R. Llee Chapman
                           Chief Financial Officer

            Telephone No.:    (720) 886-9656
            Facsimile No.:    (720) 482-0957

Notice so mailed shall be deemed to have been given on the fourth Business Day after deposit in a post office or public letter box. Neither the Holder nor the Corporation shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notices transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. The Holder or the Corporation may from time to time notify the other in the manner provided herein of any change of address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of such person for all purposes hereof.

      IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

                                      3-11


         DATED this             day of                              , 200      .
                    -----------        -----------------------------     ------

                                       APOLLO GOLD CORPORATION

                                       By:
                                           -------------------------------------
                                           Authorized Signing Officer

                                      3-11


                                SUBSCRIPTION FORM

                (TO BE COMPLETED IF WARRANTS ARE TO BE EXERCISED)

TO:   APOLLO GOLD CORPORATION
      4601  DTC Boulevard, Suite 750
      Denver, Colorado
      80237-2571

THE UNDERSIGNED hereby subscribes for common shares of APOLLO GOLD CORPORATION according to the terms and conditions set forth in the annexed warrant certificate (or such number of other securities or property to which such warrant entitles the undersigned to acquire under the terms and conditions set forth in the annexed warrant certificate).

Address for Delivery of Shares:

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               Attention:
                                         ---------------------------------------

Exercise Price Tendered
(US$0.80 per share or as adjusted)             US$
                                                   -----------------------------

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

      A. The undersigned holder (i) at the time of exercise of these Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising these Warrants on behalf of a "U.S. person"; and (iii) did not execute or deliver this Exercise Form in the United States.

      B. The undersigned holder has delivered to CIBC Mellon Trust Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the exercise of the Warrants.

      C. The undersigned acquired the Warrants in the conversion of the Special Note and was a U.S. person at the time of acquisition of the Special Note directly from the Corporation and each of the representations and warranties made by the undersigned in the subscription agreement between the undersigned and the Corporation, pursuant to which the undersigned acquired the Special Note.

The undersigned holder understands that the certificates representing the common shares issuable upon the exercise of the Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws or applicable exemptions therefrom.

                                      3-12


If Box B is checked, any opinion tendered must be in form and substance satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of the Warrants should contact the Corporation in advance to determine whether any opinions to be tendered will be acceptable to the Corporation.

(If any common shares are to be issued to a person or persons other than the undersigned holder, the undersigned holder must pay all applicable transfer taxes or other government charges.)

DATED at _________________ , this _____day of _______________, 200___.


Witness:                        )
                                )        ---------------------------------------
                                )        Holder's Name
                                )
________________________________)        ---------------------------------------
                                )        Authorized Signature
                                )
                                )        ---------------------------------------
                                )        Title (if applicable)

                                      3-13


                                 ASSIGNMENT FORM

                (TO BE COMPLETED IF WARRANTS ARE TO BE ASSIGNED)

TO:   APOLLO GOLD CORPORATION
      4601 DTC Boulevard, Suite 750
      Denver, Colorado
      80237-2571

FOR VALUE RECEIVED, __________________ Warrants represented by this Warrant Certificate are hereby transferred to
                     -----------------------------------------------------------
residing at
            --------------------------------------------------------------------

You are hereby instructed to take the necessary steps to effect this transfer.

DATED at ________ , this _________ day of ___________, _____________.

Witness:                        )
                                )        ---------------------------------------
                                )        Holder's Name
                                )
________________________________)        ---------------------------------------
                                )        Authorized Signature
                                )
                                )        ---------------------------------------
                                )        Title (if applicable)

Signature guaranteed:

The signature must be guaranteed by a Canadian chartered bank or a member of a recognized stock exchange or other entity acceptable to the Corporation.